UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 3.1

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On and effective May 5, 2005, the Board of Directors of Redwood Trust, Inc., referred to herein as the Company, amended and restated the Company’s Bylaws. The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated by reference herein.

GENERAL

     In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (1) comply or be consistent with Maryland law, (2) conform to various provisions of the charter of the Company, and (3) make various technical corrections and non-substantive changes.

     The Amended and Restated Bylaws are referred to herein as the amended Bylaws. The Bylaws as previously in effect are referred to herein as the former Bylaws.

ARTICLE I. OFFICES.

     The amended Bylaws add a new Article I providing that the Company’s principal office in Maryland and any other offices, including a principal executive office, shall be at such places as determined by the Board or as required by the business of the Company.

ARTICLE II. MEETINGS OF STOCKHOLDERS.

     Location of stockholder meetings. The former Bylaws limited the location of stockholders meetings to within the United States. The amended Bylaws delete the requirement that meetings of stockholders be held within the United States.

     Timing of annual meeting of stockholders. The amended Bylaws simplify the provision of the former Bylaws regarding the timing of the annual meeting of stockholders, providing that it shall be held on a date and at the time set by the Board of Directors during the month of May in each year.

     Threshold required to call a stockholder-requested special meeting. The former Bylaws provided that a stockholder-requested special meeting of stockholders shall be called upon the written request of stockholders entitled to cast at least 25% of the votes entitled to be cast at the meeting. The amended Bylaws increase the threshold required to call a stockholder-requested special meeting of stockholders from 25% of the votes entitled to be cast at the meeting to a majority of the votes entitled to be cast at the meeting.

     Procedures governing stockholder-requested special meetings. The former Bylaws did not contain procedures governing stockholder-requested special meetings of stockholders. The new Bylaws clarify the procedures relating to stockholder-requested special meetings of stockholders by specifying (a) the procedures by which stockholders may request a record date for determining stockholders entitled to request a special meeting, (b) the time frame for the Board to fix such record date, (c) who is responsible for the costs of preparing and mailing the notice of special stockholders meetings, (d) that the Board has the authority to set the time, date and place of special stockholders meetings, (e) under what circumstances a notice of a special stockholders meeting may be revoked, and (f) methods by which the Board may seek verification of the validity of a stockholder request for a special meeting.

     Notice of stockholders meetings. The former Bylaws required that notice of stockholders meetings be delivered personally, left at the stockholder’s residence or place of business or delivered by mail. The new Bylaws expressly permit other means of notice, such as e-mail, which are now authorized by Maryland law.

     Organization and conduct of stockholder meetings. The former Bylaws provided for the Chairman of the Board to conduct meetings of stockholders and, in the absence of the Chairman of the Board, a chain of succession for the chairmanship of such meetings. The amended Bylaws vest in the Board the power to appoint the chairman of stockholders meetings rather than automatically vesting it in the Chairman of the Board. In the absence of an appointment by the Board, the Chairman of the Board presides over the meeting. The amended Bylaws include a comprehensive list of the rules, regulations and procedures to be established by the chairman of the meeting and expressly vest in the chairman certain powers, including, among other things: (a) restricting admission; (b) limiting attendance and participation to record holders, their proxies and certain other persons; (c) determining when the polls should be opened and closed; (d) maintaining order and security at the meeting; and (e) concluding the meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting.

     Adjournment of stockholder meetings. Consistent with the powers vested in the chairman of the meeting as described above, the amended Bylaws allow the chairman of a stockholders meeting to adjourn the meeting if a quorum is not present at the meeting. Additionally, the amended Bylaws clarify that stockholders present either in person or by proxy at a meeting which has been duly called and convened may continue to transact business until the adjournment of that meeting, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Voting lists. The former Bylaws provided that a list of stockholders must be furnished by the Secretary of the Company at each meeting of stockholders. The amended Bylaws delete this requirement, as stockholders have specified inspection rights under Maryland law that are subject to certain conditions.

     Stockholder proxies. The amended Bylaws contain a simplified provision governing authorization of proxies in any manner permitted by law.

     Voting of stock by certain holders. The former Bylaws did not contain procedures for voting by record stockholders who are non-natural persons. The amended Bylaws include procedures for voting of stock held of record by non-natural persons. Additionally, the amended Bylaws expressly empower the Board to adopt a procedure by which record holders may certify as to the beneficial owners of shares held by such record holders. Upon such certification, the beneficial owners will be regarded as the record owners for the purposes specified in the certification.

     Inspectors of election. The former Bylaws did not contain any provision regarding inspectors of election. The amended Bylaws provide that the Board or the chairman of the meeting may, but is not required to, appoint one or more inspectors of election. The amended Bylaws also set forth the duties of the inspectors if appointed and include detailed procedures for inspecting stockholder votes, such as determining the number of shares outstanding and the voting power of each share, the shares represented at the meeting and the existence of a quorum.

     Advance notice of stockholder nominations and proposals of other business. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders 60 to 90 days before the first anniversary of the preceding year’s annual meeting. The amended Bylaws provide that such advance notice shall be delivered to the Secretary at the principal executive office of the Company not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Additionally, the amended Bylaws (a) expand the information required to be provided by the stockholder making a proposal, including information about persons controlling, or acting in concert with, such stockholder, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

     The amended Bylaws also provide that, notwithstanding anything in the advance notice provisions to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice required by the advance notice provisions shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Company not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Company.

     The former Bylaws did not provide for advance notice of stockholder nominees for director at a special meeting called for the purpose of electing directors. The amended Bylaws provide that, in the event the Company calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, a stockholder may nominate an individual or individuals for election as a director as specified in the Company’s notice of meeting, if the stockholder’s notice required by the advance notice provisions shall be delivered to the Secretary at the principal executive office of the Company not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

ARTICLE III. DIRECTORS.

     Classification of Board; number of directors. The amended Bylaws delete the outdated language in the former Bylaws regarding the initial terms of directors on the classified board.

     Definition of Independent Director. The amended Bylaws delete the reference to George E. Bull, III Capital Management, Inc. from the definition of Independent Director, as this entity no longer exists.

     Filling of vacancies. The former Bylaws contained a provision regarding the filling of vacancies on the Board that was not consistent with the Company’s election in its charter to be subject to Section 3-804(c) of the Maryland General Corporation Law. To conform to the Company’s election to be subject to this provision of Maryland law, the amended Bylaws provide that a vacancy on the Board arising for any reason may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and that a director elected by the Board to fill a vacancy serves until the end of the term of the class in which the vacancy occurs and until a successor is elected and qualifies.

     Resignations. The amended Bylaws clarify that a resignation of a director may not be effective prior to the time of its receipt by the Company.

     Removal of directors. The former Bylaws contained a provision regarding removal of directors. Removal of directors is governed by the Maryland General Corporation Law and the charter of the Company and, accordingly, the amended Bylaws delete this provision.

     Composition of Board committees; quorum of Board committees. The former Bylaws required that committees of the Board be composed of at least a majority of independent directors. However, in accordance with the rules of the New York Stock Exchange applicable to the Company, certain committees of the Board, such as the Audit Committee, are composed solely of independent directors. Accordingly, the amended Bylaws delete the outdated language regarding the composition of Board committees. The amended Bylaws also increase the requirement for establishing a quorum for a committee of the Board from one-third to a majority of the members of the committee.

     Notice of Board meetings. The amended Bylaws contain updated provisions governing notice of Board meetings, which permit notice by e-mail and clarify when notice is deemed to be given.

     Adjournment. The amended Bylaws provide that the directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. The amended Bylaws further provide that, if enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter of the Company or the Bylaws.

     Unanimous consent of directors in lieu of a meeting. The amended Bylaws provide that, in accordance with the Maryland General Corporation Law, unanimous consents in lieu of a meeting of the Board, or any committee, may be given by electronic transmission, as well as in writing.

     Investment policies and compliance with the REIT provisions of the Internal Revenue Code. The former Bylaws provided that it was a duty of the Board to ensure that the Company was in compliance with the REIT provisions of the Internal Revenue Code. The duties of directors of a Maryland corporation are set forth in the Maryland General Corporation Law and, accordingly, the amended Bylaws delete this provision. Additionally, the amended Bylaws clarify that, in accordance with the Maryland General Corporation Law, each director must act in the best interests of the Company.

ARTICLE IV. OFFICERS.

     Removal. The amended Bylaws clarify that, in accordance with the Maryland General Corporation Law, any officer or agent of the Company may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Company would be served thereby.

ARTICLE V. STOCK.

     Certificates. The former Bylaws provided that each stockholder shall be entitled to a certificate or certificates representing the number and kind and class of shares owned by it in the Company. The amended Bylaws provide that, except as may be otherwise provided by the Board of Directors, stockholders of the Company are not entitled to certificates representing the shares of stock held by them.

ARTICLE IX. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The amended Bylaws add a new section which parallels the provision in the charter of the Company requiring the Company to indemnify and advance expenses to directors and officers to the full extent permitted by Maryland law.

ARTICLE X. SUNDRY PROVISIONS.

     Waiver of notice. The former Bylaws contained various waiver provisions regarding required notices. The amended Bylaws include a consolidated waiver of notice provision, which states that, whenever any notice is required to be given pursuant to the charter of the Company or the Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

     The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS
3.1	Amended and Restated Bylaws of Redwood Trust, Inc., as adopted on May 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2005	REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Vice President, Chief Financial
Officer, Controller, and
Secretary